                                                                   EXHIBIT 99(b)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                                             YOUR PROXY VOTE IS IMPORTANT!

                                             AND NOW YOU CAN VOTE YOUR PROXY ON
                                             THE PHONE, OR THE INTERNET.

                                             IT SAVES MONEY! TELEPHONE,
                                             FACSIMILE AND INTERNET VOTING SAVES
                                             POSTAGE COSTS. SAVINGS WHICH CAN
                                             HELP MINIMIZE EXPENSES.

                                             IT SAVES TIME! TELEPHONE AND
                                             INTERNET VOTING IS INSTANTANEOUS -
                                             24 HOURS A DAY.

                                             IT'S EASY! JUST FOLLOW THESE SIMPLE
                                             STEPS:

                                             1. READ YOUR PROXY STATEMENT AND
                                             HAVE IT AT HAND.

                                             2. CALL TOLL-FREE 1-866-241-6192,
                                             OR GO TO WEBSITE:
                                             HTTPS://VOTE.PROXY-DIRECT.COM

                                             3. FOLLOW THE RECORDED OR ON-SCREEN
                                             DIRECTIONS.

                                             4. DO NOT MAIL YOUR PROXY CARD WHEN
                                             YOU VOTE BY PHONE, OR INTERNET.


                  Please detach at perforation before mailing.


PROXY             VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST             PROXY
                                       AND
                    VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 12, 2005

Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen Ohio Value Municipal Income Trust (the "Target Fund") and Van Kampen Ohio Quality Municipal Trust (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on August 12, 2005 at 11:00 a.m. THIS PROXY IS SOLICITED ON BEHALF OF EACH FUND'S BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES OF EACH FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

                                          VOTE VIA THE TELEPHONE: 1-866-241-6192
                                          VOTE VIA THE INTERNET:
                                          HTTPS://VOTE.PROXY-DIRECT.COM
                                          999 9999 9999 999

                                          NOTE: Please sign exactly as your name
                                          appears on this proxy card. All joint
                                          owners should sign. When signing as
                                          executor, administrator, attorney,
                                          trustee or guardian or as custodian
                                          for a minor, please give full title as
                                          such. If a corporation, please sign in
                                          full corporate name and indicate the
                                          signer's office. If a partner, sign in
                                          the partnership name.


                                          --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Signature (if held jointly)


                                          --------------------------------------
                                          Date                       XXX XXXX

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT













                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.

         THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

         PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]


                                                               FOR   AGAINST   ABSTAIN
   1.   Not applicable to the Acquiring Fund.                  [ ]     [ ]       [ ]

   2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund; and

   3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.



                            YOUR VOTE IS IMPORTANT.
                 PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING
              THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING
                           INSTRUCTIONS BY TELEPHONE
             OR VIA THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

                                  XXXXX XXXXXX